MASTR ASSET BACKED SECURITIES TRUST 2004-HE1

_____________________

AMENDMENT NO. 1 TO POOLING AND SERVICING AGREEMENT

Dated as of April 25, 2006

_________________________

MASTR Asset Backed Securities Trust 2004-HE1,
Mortgage Pass-Through Certificates, Series 2004-HE1

AMENDMENT NO. 1

AMENDMENT No. 1 (this “Amendment”) effective as of September 1, 2004 (the “Effective Date”) among MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (the “Depositor”), WELLS FARGO BANK, N.A. (the “Master Servicer” and the “Trust Administrator”) and U.S. BANK NATIONAL ASSOCIATION (the “Trustee”).

PRELIMINARY STATEMENT

WHEREAS, the Depositor, the Master Servicer, the Trust Administrator and the Trustee, are parties to the Pooling and Servicing Agreement, dated as of September 1, 2004 (the “Agreement”); and

WHEREAS, Section 11.01 of the Agreement provides that the Agreement may be amended by the Depositor, the Master Servicer, the Trust Administrator and the Trustee;

WHEREAS, this Amendment has been executed in order to conform the definition of “Trigger Event” to the definition in the Term Sheet, which is attached hereto as Exhibit A;

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

2.  Amendments

The definition of “Trigger Event” shall be replaced in its entirety with the following:

“Trigger Event”: A Trigger Event is in effect with respect to any Distribution Date on or after the Stepdown Date if: (a) the percentage obtained by dividing (x) the aggregate Stated Principal Balance of Mortgage Loans Delinquent 60 days or more or are in foreclosure, have been converted to REO Properties or have been discharged by reason of bankruptcy by (y) the aggregate Stated Principal Balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, is greater than 12.70%; (b) or the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of Subsequent Recoveries received since the Cut-off Date through the last day of the related Due Period) divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring In	Percentage
October 2007 through September 2008	2.00%
October 2008 through September 2009	2.50%
October 2009 through September 2010	3.00%
October 2010 and thereafter	3.25%

3.  Except as expressly modified or amended in this Amendment, all of the terms, covenants, provisions, agreements and conditions of the Agreement are hereby ratified and confirmed in every respect and shall remain unmodified and unchanged and shall continue in full force and effect.

4.  This Amendment shall become effective as of the date hereof when, and only when, the Agent shall have received executed counterparts of this Amendment from the parties hereto.

5.  This Amendment may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument. This Amendment shall be construed in accordance with the laws of the State of New York (excluding provisions regarding conflicts of laws) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 as of the date first above written.

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.,
as Depositor

By: /s/ Glenn McIntyre
Name: Glenn McIntyre
Title:  Executive Director

By: /s/ Vadim Khoper
Name: Vadim Khoper
Title: Associate Director

WELLS FARGO BANK, N.A.,
as Master Servicer

By: /s/ Peter A. Gobell
Name: Peter A. Gobell
Title: Vice President

WELLS FARGO BANK, N.A.,
as Trust Administrator

By: /s/ Peter A. Gobell
Name: Peter A. Gobell
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By: /s/ Shannon M. Rantz
Name: Shannon M. Rantz
Title:  Vice President

EXHIBIT A

TERM SHEET

ABS New Issue Term Sheet

MASTR Asset Backed Securities Trust 2004-HE1
Mortgage Pass-Through Certificates

[$661,544,000]
(Approximate)

Wells Fargo Bank, N.A.
(Master Servicer)

Chase Manhattan Mortgage Corporation
HomEq Servicing Corporation
(Servicers)

Mortgage Asset Securitization Transactions, Inc.
(Depositor)

UBS Real Estate Securities Inc.
(Mortgage Loan Seller)

September 21, 2004

ABC

The analysis in this report is based on information provided by New Century Mortgage Corporation, Accredited Home Lenders, Mandalay Mortgage, Encore Credit Corporation, National City Mortgage and First Street Financial, Inc. (the “Originators”). UBS Securities LLC ("UBS") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by UBS and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and UBS is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by UBS in reliance upon information furnished by the Originators. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither UBS nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN UBS). UBS IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by UBS Securities LLC (“UBS”), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBS and not by the Issuer of the securities or any of its affiliates. UBS is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

MASTR Asset Backed Securities Trust 2004-HE1 Mortgage Pass-Through Certificates	ABC

MASTR Asset Backed Securities Trust 2004-HE1
Mortgage Pass-Through Certificates
[$661,544,000] (Approximate Offered Certificates)

Structure Overview

Class(1,2)	Approx. Size ($)(3)	Certificate Type	Expected WAL (years) Call(4) / Mat(4)	Expected Principal Window Start(4) - Call(4) - Mat(4)	Legal Final Distribution Date	Expected Ratings S&P/ M / F
A-1(5)	284,834,000	FLT / SEN	2.64 / 2.89	10/04 - 03/12 - 06/21	September 2034	AAA / Aaa / AAA
A-2(5)	157,216,000	FLT / SEN	1.00 / 1.00	10/04 - 11/06 - 11/06	September 2034	AAA / Aaa / AAA
A-3(5)	63,886,000	FLT / SEN	3.00 / 3.00	11/06 - 01/09 - 01/09	September 2034	AAA / Aaa / AAA
A-4(5)	63,731,000	FLT / SEN	6.34 / 7.42	01/09 - 03/12 - 06/21	September 2034	AAA / Aaa / AAA
M-1(5,6)	30,738,000	FLT / MEZ	5.04 / 5.56	12/07 - 03/12 - 10/17	September 2034	AA+ / Aa2 / AA+
M-2(5,6)	9,355,000	FLT / MEZ	5.03 / 5.50	12/07 - 03/12 - 09/16	September 2034	AA+ / Aa3 / AA+
M-3(5,6)	6,682,000	FLT / MEZ	5.01 / 5.46	11/07 - 03/12 - 03/16	September 2034	AA+ / A1 / AA+
M-4(5,6)	6,348,000	FLT / MEZ	5.01 / 5.43	11/07 - 03/12 - 10/15	September 2034	AA / A2 / AA
M-5(5,6)	6,014,000	FLT / MEZ	5.01 / 5.40	11/07 - 03/12 - 06/15	September 2034	AA / A3 / AA
M-6(5,6)	6,014,000	FLT / MEZ	5.01 / 5.36	11/07 - 03/12 - 12/14	September 2034	AA- / NR / AA-
M-7(5,6)	5,679,000	FLT / MEZ	5.00 / 5.29	10/07 - 03/12 - 06/14	September 2034	A+ / NR / A+
M-8(5,6)	5,011,000	FLT / MEZ	4.99 / 5.21	10/07 - 03/12 - 11/13	September 2034	A / NR / A
M-9(5,6)	6,682,000	FLT / MEZ	4.99 / 5.08	10/07 - 03/12 - 03/13	September 2034	BBB+ / NR / BBB+
M-10(5,6)	5,345,000	FLT / MEZ	4.83 / 4.83	10/07 - 02/12 - 02/12	September 2034	BBB / NR / BBB
M-11(5,6)	4,009,000	FLT / MEZ	4.39 / 4.39	10/07 - 10/10 - 10/10	September 2034	BBB- / NR / BBB-

Notes:
(1)	The Certificates are backed by the cash flow from a pool of conforming and non-conforming balance, first and second lien, fixed-rate and adjustable-rate Mortgage Loans.
(2)	The Certificates will be subject to the Net WAC Cap as described herein.
(3)	The Approximate Size is subject to a permitted variance of plus or minus 10%.
(4)	See the Pricing Speed below.
(5)
After the Optional Termination Date, the margin on the Class A-1, A-2, A-3 and A-4 Certificates will increase to 2.0x their initial margin, the margin on the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9, M-10 and M-11 Certificates will increase to 1.5x their initial margin.

(6)	The Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9, M-10 and M-11 Certificates are not expected to receive any principal distributions prior to the Stepdown Date.

Pricing Speed
Fixed-Rate Mortgage Loans	4% CPR growing to 23% CPR over 12 months and 23% CPR thereafter
Adjustable-Rate Mortgage Loans	27% CPR

Transaction Highlights

•
The Mortgage Loans consist of subprime fixed and adjustable rate, first and second lien residential Mortgage Loans originated by New Century Mortgage Corporation (41.02%), Accredited Home Lenders (23.45%), Mandalay Mortgage (16.63%), Encore Credit Corporation (15.10%), National City Mortgage (2.19%), and First Street Financial, Inc. (1.60%).

•	The transaction consists of a Senior/Mezz/OC structure.
•	The Credit Enhancement for the Certificates will be provided through Subordination, Overcollateralization of [1.00]%, Mortgage Insurance and Excess Spread.
•
97.93% of the Mortgage Loans will be serviced by Chase Manhattan Mortgage Corporation (rated SQ1 by Moody’s, RPS1 by Fitch, and Strong by S&P) and 2.07% of the Mortgage Loans will be serviced by HomEq Servicing Corporation (rated SQ1 by Moody’s, RPS1 by Fitch, and Strong by S&P). Wells Fargo will act as Master Servicer.

•	The Murrayhill Company will act as Credit Risk Manager.
•
Mortgage Guaranty Insurance Corporation (“MGIC”) (rated AA by S&P and Aa2 by Moody’s) will provide Mortgage Insurance. The Mortgage Insurance will provide coverage down to 60% LTV. Approximately 73.05% of the Mortgage Loans above 60% LTV will be covered by MI.

•	None of the Mortgage Loans are classified as “High Cost” loans.
•	The Certificates will be ERISA eligible.
•	None of the Certificates will be SMMEA eligible.
•	All numbers and percentages herein relating to the Mortgage Loans are as of the Cut-off Date.
•	The Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.
•	Bloomberg: MABS 2004-HE1
•	Intex: MABS04HE1

(1) Excludes mortgage loans that were not scored.
(2) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.
(3) All loans covered by MI assume 60% LTV. All loans not covered by MI refers to Original LTV.

Transaction Overview

Issuer:	MASTR Asset Backed Securities Trust 2004-HE1

Depositor:	Mortgage Asset Securitization Transactions, Inc.

Mortgage Loan Seller:	UBS Real Estate Securities Inc.

Originators:	New Century Mortgage Corporation, Accredited Home Lenders, Mandalay Mortgage, Encore Credit Corporation, National City Mortgage and First Street Financial, Inc.

Master Servicer:	Wells Fargo Bank, N.A.

Servicers:	Chase Manhattan Mortgage Corporation and HomEq Servicing Corporation

Credit Risk Manager:	The Murrayhill Company

Trustee:	U.S. Bank National Association

Trust Administrator:	Wells Fargo Bank, N.A.

Lead Underwriter:	UBS Securities LLC

Co-Manager:	KeyBanc Capital Markets

Offered Securities:
Approximately [$569,667,000] senior floating-rate Certificates (“Class A Certificates”) and approximately [$91,877,000] mezzanine floating-rate Certificates (“Class M Certificates”). The Class A Certificates and the Class M Certificates are backed by a pool of conforming and non-conforming, first and second lien, fixed-rate and adjustable-rate Mortgage Loans.

Sequential Certificates:
Class A-2, Class A-3 and Class A-4 Certificates. The Principal Distribution Amount of the Sequential Certificates will be distributed in sequential order until the Certificate Principal Balances thereof have been reduced to zero.

Collateral:	As of the Cut-off Date, the Mortgage Loans will consist of 3,740 adjustable-rate and fixed-rate, first and second lien, closed-end, mortgage loans totaling approximately $[668,232,051].

ERISA:
The offered certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan’s acquisition and ownership of such Certificates.

SMMEA:	None of the Certificates will constitute “mortgage related securities” for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”).

Taxation:	The Trust will be established as one or more REMICs for federal income tax purposes.

Form of Registration:	Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:	$25,000 and integral multiples of $1 in excess thereof.

Transaction Overview

Expected Pricing:	On or about September [23], 2004

Closing Date:	On or about September 29, 2004

Cut-off Date:	September 1, 2004

Record Date:	The business day immediately preceding the Distribution Date.

Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing in October 2004.

Determination Date:
The Determination Date with respect to any Distribution Date is on the 15th day of the month in which the Distribution Date occurs or, if such day is not a business day, the business day immediately preceding such 15th day.

Due Period:
The Due Period with respect to any Distribution Date commences on the second day of the month immediately preceding the month in which the Distribution Date occurs and ends on the first day of the month in which the Distribution Date occurs.

Prepayment Period:
The Prepayment Period with respect to any Distribution Date is the period commencing on the day after the Determination Date in the month preceding the month in which such Distribution Date falls (or, in the case of the first Distribution Date, from September 1, 2004) and ending on the Determination Date of the calendar month in which such Distribution Date falls.

Interest Accrual Period:
Interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date based on an Actual/360 day basis. The Class A Certificates and the Class M Certificates will initially settle flat (no accrued interest).

Administrative Fees:
The Servicing Fee calculated at the Servicing Fee Rate of 0.50% per annum, and the Trustee Fee calculated at the Trustee Fee Rate of [0.0235%] per annum, and the Credit Risk Manager Fee calculated at the Credit Risk Manager Fee Rate of [0.015%] per annum and the Mortgage Insurance premium payable on the loans covered by the Mortgage Insurance policy. Administrative Fees will be paid monthly based on the stated principal balance of the Mortgage Loans.

Optional Termination:
The majority holder of the Class CE Certificates, (or if such majority holder fails to exercise its option, the Master Servicer or NIM Insurer, if any) may purchase all of the Mortgage Loans and REO properties and retire the certificates on or after the Optional Termination Date.

Optional Termination Date:
The first Distribution Date on which the aggregate principal balance of the Mortgage Loans, after giving effect to distributions to be made on that Distribution Date, is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Credit Enhancement

Credit Enhancement:	1) Excess interest 2) Overcollateralization (“OC”) 3) Subordination 4) Mortgage Insurance

Overcollateralization Target Amount:
With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to [1.00]% of the aggregate outstanding principal balance of the Mortgage Loans as of the Closing Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) [2.00]% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) approximately $[3,341,160] or (iii) if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date. The Overcollateralization Target Amount will be fully funded on the Closing Date.

Stepdown Date:
The earlier to occur of (i) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (A) the Distribution Date in October 2007 and (B) the date that the Credit Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans, but prior to any distributions of the Principal Distribution Amount to the holders of the certificates then entitled to distributions of principal on such Distribution Date) is greater than or equal to [29.50]%.

Credit Enhancement Percentage:
The Credit Enhancement Percentage for any class and any Distribution Date is the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the class or classes subordinate thereto (including the OC) by (y) the aggregate principal balance of the Mortgage Loans, calculated after taking into account distributions of principal on the Mortgage Loans and distribution of the Principal Distribution Amount to the holders of the certificates then entitled to distributions of principal on the Distribution Date.

	CREDIT ENHANCEMENT PERCENTAGE

	Class	Closing Date	After Stepdown Date
	A	14.75%	29.50%
	M-1	10.15%	20.30%
	M-2	8.75%	17.50%
	M-3	7.75%	15.50%
	M-4	6.80%	13.60%
	M-5	5.90%	11.80%
	M-6	5.00%	10.00%
	M-7	4.15%	8.30%
	M-8	3.40%	6.80%
	M-9	2.40%	4.80%
	M-10	1.60%	3.20%
	M-11	1.00%	2.00%

Credit Enhancement

Trigger Event:
With respect to any Distribution Date on or after the Stepdown Date, a Trigger Event is in effect if (i) the percentage obtained by dividing the aggregate Principal Balance of (1) Mortgage Loans delinquent 60 days or more, (2) Mortgage Loans in foreclosure, (3) REO properties and (4) Mortgage Loans discharged due to bankruptcy by the aggregate principal balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month is greater than [12.70]% or
(ii) the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds the approximate applicable percentages set forth below with respect to such payment date:

	Payment Date Occurring in	Percentage
	October 2007 through September 2008	[2.00]%
	October 2008 through September 2009	[2.50]%
	October 2009 through September 2010	[3.00]%
	October 2010 and thereafter	[3.25]%

Payment of Interest

Interest Payment Priority:	On each Distribution Date, the Interest Remittance Amount will be distributed in the following order of priority:
(i)	Concurrently, to the holders of the Class A-1, Class A-2, Class A-3 and the Class A-4 Certificates the Interest Distribution Amount for each such class.
(ii)	to the holders of the Class M-1 Certificates, the Interest Distribution Amount for such class;
(iii)	to the holders of the Class M-2 Certificates, the Interest Distribution Amount for such class;
(iv)	to the holders of the Class M-3 Certificates, the Interest Distribution Amount for such class;
(v)	to the holders of the Class M-4 Certificates, the Interest Distribution Amount for such class;
(vi)	to the holders of the Class M-5 Certificates, the Interest Distribution Amount for such class;
(vii)	to the holders of the Class M-6 Certificates, the Interest Distribution Amount for such class;
(viii)	to the holders of the Class M-7 Certificates, the Interest Distribution Amount for such class;
(ix)	to the holders of the Class M-8 Certificates, the Interest Distribution Amount for such class;
(x)	to the holders of the Class M-9 Certificates, the Interest Distribution Amount for such class;
(xi)	to the holders of the Class M-10 Certificates, the Interest Distribution Amount for such class; and
(xii)	to the holders of the Class M-11 Certificates, the Interest Distribution Amount for such class;

Servicing Advances:
The Servicer is required to advance delinquent payments of principal and interest on the Mortgage Loans to the extent such amounts are deemed recoverable. The Servicer is entitled to reimbursement for these advances, and therefore these advances are not a form of credit enhancement.

Payment of Interest

Basis Risk Shortfall:
Because the adjustable-rate Mortgage Loans are based mostly on 6-month LIBOR, with most having delayed first adjustments, and because the pass-through rates on the Class A and Class M Certificates are based on 1-month LIBOR, the application of the Net WAC Cap could result in shortfalls of interest otherwise payable to such Certificates in certain periods. This may also occur if 6-month LIBOR and 1-month LIBOR rise quickly since the Mortgage Pool cash flows are constrained by interim caps. If Basis Risk Shortfalls occur, they will be carried forward (a “Net WAC Rate Carryover Amount”) and such shortfalls will be paid on a subordinated basis on the same Distribution Date or on any subsequent Distribution Date.

Net WAC Cap:
The per annum rate equal to the weighted average of the Expense Adjusted Net Mortgage Rates of the Mortgage Loans subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period.

Expense Adjusted Net Mortgage Rates:
The per annum rate equal to the weighted average of the mortgage rates of each Mortgage Loan minus (a) the Trustee Fee Rate (b) the Servicing Fee Rate (c) the Credit Risk Manager Fee Rate and (d) the Mortgage Insurance Fee Rate.

Payment of Principal

Principal Payment Priority:	On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount shall be distributed as follows:

(i)	Pro Rata, based upon the outstanding Certificate Principal Balance, to the holders of the Class A-1 Certificates and to the holders of the Sequential Certificates until the Certificate Principal Balances thereof have been reduced to zero;
(ii)	to the holders of the Class M-1 Certificates, any Principal Distribution Amount remaining after the payment of (i), above until the Certificate Principal Balance thereof has been reduced to zero;
(iii)	to the holders of the Class M-2 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), above until the Certificate Principal Balance thereof has been reduced to zero;
(iv)	to the holders of the Class M-3 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), above until the Certificate Principal Balance thereof has been reduced to zero;
(v)	to the holders of the Class M-4 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), above until the Certificate Principal Balance thereof has been reduced to zero;
(vi)	to the holders of the Class M-5 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), (v), above until the Certificate Principal Balance thereof has been reduced to zero;
(vii)	to the holders of the Class M-6 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), (v), (vi), above until the Certificate Principal Balance thereof has been reduced to zero;
(viii)	to the holders of the Class M-7 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), (v), (vi), (vii), above until the Certificate Principal Balance thereof has been reduced to zero;
(ix)	to the holders of the Class M-8 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), (v), (vi), (vii), (viii), above until the Certificate Principal Balance thereof has been reduced to zero;
(x)	to the holders of the Class M-9 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix), above until the Certificate Principal Balance thereof has been reduced to zero;
(xi)	to the holders of the Class M-10 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix), (x), above until the Certificate Principal Balance thereof has been reduced to zero; and
(xii)	to the holders of the Class M-11 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix), (x), (xi) above until the Certificate Principal Balance thereof has been reduced to zero.

Payment of Principal

Principal Payment Priority (continued):
On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the holders of the Class A Certificates and the Class M Certificates shall be entitled to receive distributions in respect of principal to the extent of the Principal Distribution Amount in the following amounts and order of priority:

(i)           To the holders of the Class A Certificates (allocated among the Class A Certificates as described above), the Class A Principal Distribution Amount; until the Certificate Principal Balances thereof have been reduced to zero.
(ii)           to the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
(iii)          to the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
(iv)         to the holders of the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
(v)          to the holders of the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(vi)         to the holders of the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
(vii)        to the holders of the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
(viii)       to the holders of the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
(ix)          to the holders of the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
(x)           to the holders of the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
(xi)          to the holders of the Class M-10 Certificates, the Class M-10 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and
(xii)         to the holders of the Class M-11 Certificates, the Class M-11 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

Payment of Principal

Monthly Excess Cashflow Distributions:	With respect to any Distribution Date, any Net Monthly Excess Cashflow shall be distributed as follows:

	(i)	To the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Overcollateralization Increase Amount;
	(ii)	to the holders of the Class M-1 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;
	(iii)	to the holders of the Class M-1 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;
	(iv)	to the holders of the Class M-2 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;
	(v)	to the holders of the Class M-2 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;
	(vi)	to the holders of the Class M-3 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;
	(vii)	to the holders of the Class M-3 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;
	(viii)	to the holders of the Class M-4 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;
	(ix)	to the holders of the Class M-4 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;
	(x)	to the holders of the Class M-5 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;
	(xi)	to the holders of the Class M-5 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;
	(xii)	to the holders of the Class M-6 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;
	(xiii)	to the holders of the Class M-6 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;
	(xiv)	to the holders of the Class M-7 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;
	(xv)	to the holders of the Class M-7 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;
	(xvi)	to the holders of the Class M-8 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;
	(xvii)	to the holders of the Class M-8 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

Payment of Principal

Monthly Excess Cashflow Distributions:	(xviii)	to the holders of the Class M-9 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;
	(xix)	to the holders of the Class M-9 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;
	(xx)	to the holders of the Class M-10 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;
	(xxi)	to the holders of the Class M-10 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;
	(xxii)	to the holders of the Class M-11 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;
	(xxiii)	to the holders of the Class M-11 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;
(xxiv)
to make payments to the Net WAC Rate Carryover Reserve Account, to the extent required, to distribute to the holders of the Class A and the Class M Certificates any Net WAC Rate Carryover Amounts for such classes; and

	(xxv)	to the holders of the Class CE, Class R and Class P Certificates as provided in the Pooling and Servicing Agreement.

Payment of Principal

Principal Distribution Amount:
The Principal Distribution Amount for any Distribution Date will be the sum of (i) the principal portion of all scheduled monthly payments on the Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the Pooling and Servicing Agreement during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Mortgage Loans, and (iv) any Overcollateralization Increase Amount.

Payment of Principal

Class A Principal Distribution Amount:
The “Class A Principal Distribution Amount” is an amount equal to the excess of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 70.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,341,160.

Class M-1 Principal Distribution Amount:
The “Class M-1 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 79.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,341,160.

Class M-2 Principal Distribution Amount:
The “Class M-2 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 82.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,341,160.

Class M-3 Principal Distribution Amount:
The “Class M-3 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1, and Class M-2 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,341,160.

Payment of Principal

Class M-4 Principal Distribution Amount:
The “Class M-4 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,341,160.

Class M-5 Principal Distribution Amount:
The “Class M-5 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,341,160.

Class M-6 Principal Distribution Amount:
The “Class M-6 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,341,160.

Class M-7 Principal Distribution Amount:
The “Class M-7 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,341,160.

Payment of Principal

Class M-8 Principal Distribution Amount:
The “Class M-8 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,341,160.

Class M-9 Principal Distribution Amount:
The “Class M-9 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-9 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,341,160.

Class M-10 Principal Distribution Amount:
The “Class M-10 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-10 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,341,160.

Class M-11 Principal Distribution Amount:
The “Class M-11 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-11 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 98.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,341,160.

Description of the Total Mortgage Loans

Collateral Summary

Statistics for the adjustable-rate and fixed-rate mortgage loans listed below are based on their September 1, 2004 scheduled balances respectively (except for Fico and Debt-to-Income which are based at origination.)

	Summary Statistics		Range (if applicable)
Number of Mortgage Loans:	3,740
Aggregate Current Principal Balance:	$668,232,051
Average Current Principal Balance:	$178,672		$19,622	-	$747,951
Aggregate Original Principal Balance:	$670,893,151
Average Original Principal Balance:	$179,383		$20,000	-	$750,000
Fully Amortizing Mortgage Loans:	88.55%
Interest Only Loans:	11.45%
1st Lien:	98.29%
Wtd. Avg. Gross Coupon:	6.953%		4.750%	-	11.500%
Wtd. Avg. Original Term (months):	353		120	-	360
Wtd. Avg. Remaining Term (months):	348		114	-	360
Margin (ARM Loans Only):	5.636%		1.000%	-	9.990%
Maximum Interest Rate (ARM Loans Only):	13.726%		11.000%	-	17.990%
Minimum Interest Rate (ARM Loans Only):	6.947%		4.750%	-	10.990%
Wtd. Avg. Original LTV (1):	81.06%		12.28%	-	100.00%
Wtd. Avg. Effective LTV (1)(2) :	65.83%		12.28%	-	100.00%
Wtd. Avg. Borrower FICO(3):	618		500	-	813
Wtd. Avg. Debt to Income Ratio:	40.27%
Geographic Distribution (Top 5):	California	46.44%
	Florida	6.34%
	New York	5.89%
	Illinois	3.87%
	Texas	2.77%

(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.
(2) All loans covered by MI assume 60% LTV. All loans not covered by MI refers to Original LTV.
(3) Excludes mortgage loans that were not scored.

Description of the Total Mortgage Loans

Distribution By Originator
Originator	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
Encore Credit Corp.	537	100,913,013	15.10	187,920	7.033	80.00	608	50.16	0.08
National City Mortgage	93	14,618,490	2.19	157,188	7.102	89.94	628	81.09	0.00
New Century Mortgage	1,657	274,141,738	41.02	165,445	6.973	81.51	615	32.24	2.56
Accredited Home Lenders	980	156,719,743	23.45	159,918	7.229	82.00	605	68.50	0.00
First Street Financial	47	10,708,750	1.60	227,846	7.189	77.72	621	53.26	4.33
Mandalay Mortgage	426	111,130,317	16.63	260,869	6.397	78.75	650	44.42	3.44
Total:	3,740	668,232,051	100.00	178,672	6.953	81.06	618	46.88	1.71

Distribution By Current Unpaid Principal Balance
Current Unpaid Principal Balance ($)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg .Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
50,000 or less	129	5,417,442	0.81	41,996	8.713	84.56	637	51.30	47.65
50,001 - 100,000	879	67,112,581	10.04	76,351	7.833	81.87	609	56.55	10.54
100,001 - 150,000	859	106,693,163	15.97	124,206	7.229	80.78	602	54.80	1.63
150,001 - 200,000	635	110,926,345	16.60	174,687	7.019	80.61	611	47.07	0.00
200,001 - 250,000	435	97,691,310	14.62	224,578	6.882	79.84	613	42.55	0.00
250,001 - 300,000	298	81,688,341	12.22	274,122	6.692	81.52	621	44.49	0.00
300,001 - 350,000	182	58,882,477	8.81	323,530	6.562	81.73	624	46.44	0.00
350,001 - 400,000	135	50,780,530	7.60	376,152	6.666	82.43	633	33.19	0.00
400,001 - 450,000	84	35,750,098	5.35	425,596	6.450	82.48	647	36.70	0.00
450,001 - 500,000	68	32,432,355	4.85	476,946	6.543	81.43	638	45.72	0.00
500,001 - 550,000	16	8,412,987	1.26	525,812	6.603	79.14	641	44.13	0.00
550,001 - 600,000	10	5,814,808	0.87	581,481	6.533	80.77	617	70.15	0.00
600,001 - 650,000	5	3,166,077	0.47	633,215	7.180	70.33	623	59.56	0.00
650,001 - 700,000	3	2,005,586	0.30	668,529	5.721	79.86	636	32.95	0.00
700,001 - 750,000	2	1,457,951	0.22	728,975	6.130	61.79	720	100.00	0.00
Total:	3,740	668,232,051	100.00	178,672	6.953	81.06	618	46.88	1.71

Description of the Total Mortgage Loans

Distribution By Gross Coupon
Gross Coupon (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
4.501 - 5.000	20	5,766,345	0.86	288,317	4.933	77.93	676	43.88	0.00
5.001 - 5.500	122	30,803,368	4.61	252,487	5.390	77.85	660	53.98	0.00
5.501 - 6.000	409	94,412,965	14.13	230,839	5.853	77.41	653	53.45	0.00
6.001 - 6.500	563	121,595,917	18.20	215,979	6.309	79.61	643	46.51	0.00
6.501 - 7.000	768	150,922,095	22.59	196,513	6.813	82.12	620	42.65	0.00
7.001 - 7.500	555	91,371,064	13.67	164,633	7.301	82.97	597	47.41	0.06
7.501 - 8.000	556	90,367,583	13.52	162,532	7.808	82.12	577	49.07	0.03
8.001 - 8.500	271	36,127,201	5.41	133,311	8.287	82.33	572	43.71	0.64
8.501 - 9.000	240	27,661,078	4.14	115,254	8.803	81.55	578	45.01	7.35
9.001 - 9.500	82	7,720,878	1.16	94,157	9.288	86.28	594	51.87	24.23
9.501 - 10.000	63	5,193,423	0.78	82,435	9.796	85.67	613	35.24	43.58
10.001 - 10.500	70	4,700,479	0.70	67,150	10.248	96.62	674	10.44	90.09
10.501 - 11.000	18	1,393,260	0.21	77,403	10.767	89.09	620	29.76	40.12
11.001 - 11.500	3	196,394	0.03	65,465	11.414	85.43	673	40.92	59.08
Total:	3,740	668,232,051	100.00	178,672	6.953	81.06	618	46.88	1.71

Description of the Total Mortgage Loans

Distribution By Fico
FICO	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
500 or less	9	1,284,189	0.19	142,688	7.830	72.84	500	59.56	0.00
500 - 520	232	34,758,523	5.20	149,821	7.963	74.40	511	67.48	0.00
520 - 540	334	51,182,039	7.66	153,240	7.718	77.43	531	59.72	0.00
540 - 560	367	60,741,774	9.09	165,509	7.423	79.74	551	54.33	0.05
560 - 580	351	58,342,051	8.73	166,217	7.207	78.78	571	52.42	0.00
580 - 600	368	65,196,063	9.76	177,163	6.942	80.80	591	52.17	0.00
600 - 620	384	73,576,271	11.01	191,605	6.761	82.02	610	51.57	0.23
620 - 640	429	82,558,763	12.35	192,445	6.811	84.14	630	37.70	1.64
640 - 660	401	78,031,109	11.68	194,591	6.547	83.34	650	40.94	0.76
660 - 680	273	53,863,332	8.06	197,302	6.523	83.50	670	34.82	1.18
680 - 700	190	38,913,502	5.82	204,808	6.518	81.39	690	30.06	2.38
700 - 720	151	22,900,541	3.43	151,659	6.882	83.85	710	35.62	15.03
720 - 740	126	21,708,033	3.25	172,286	6.740	82.31	730	40.46	10.13
740 - 760	69	13,423,515	2.01	194,544	6.417	79.48	749	46.94	9.17
760 - 780	28	5,358,069	0.80	191,360	6.578	82.30	772	44.76	8.83
780 - 800	21	5,101,935	0.76	242,949	6.194	67.49	790	60.55	6.07
800 - 820	7	1,292,340	0.19	184,620	6.012	85.65	807	53.01	3.04
Total:	3,740	668,232,051	100.00	178,672	6.953	81.06	618	46.88	1.71

Distribution By Lien Status
Lien Status	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
First Lien	3,558	656,837,800	98.29	184,609	6.905	80.74	616	47.27	0.00
Second Lien	182	11,394,251	1.71	62,606	9.725	99.83	705	24.20	100.00
Total:	3,740	668,232,051	100.00	178,672	6.953	81.06	618	46.88	1.71

Description of the Total Mortgage Loans

Distribution By Original LTV (1)
Original LTV (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
50.00 or less	105	14,028,929	2.10	133,609	6.717	41.49	617	49.31	0.00
50.01 - 55.00	53	8,714,311	1.30	164,421	6.747	52.82	620	48.48	0.00
55.01 - 60.00	77	12,868,226	1.93	167,120	6.666	57.99	610	46.44	0.00
60.01 - 65.00	141	25,218,618	3.77	178,855	6.839	63.19	595	41.76	0.00
65.01 - 70.00	211	39,651,992	5.93	187,924	6.797	68.58	605	41.68	0.00
70.01 - 75.00	295	57,013,401	8.53	193,266	6.940	73.99	598	42.15	0.00
75.01 - 80.00	967	181,671,335	27.19	187,871	6.728	79.58	627	44.97	0.02
80.01 - 85.00	690	130,305,103	19.50	188,848	7.074	84.43	598	47.93	0.00
85.01 - 90.00	658	122,053,122	18.27	185,491	7.000	89.58	620	45.22	0.00
90.01 - 95.00	192	38,816,922	5.81	202,171	6.905	94.65	643	51.71	0.44
95.01 -100.00	351	37,890,090	5.67	107,949	8.001	99.86	670	67.69	29.54
Total:	3,740	668,232,051	100.00	178,672	6.953	81.06	618	46.88	1.71

(1)	[References to loan-to-value are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.]

Distribution By Documentation
Documentation	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
Full	1,863	313,268,042	46.88	168,152	6.906	81.67	607	100.00	0.88
Limited Doc	600	102,264,540	15.30	170,441	6.794	80.93	607	0.00	1.98
Lite Doc	8	1,344,099	0.20	168,012	6.987	80.41	628	0.00	0.00
Stated Doc	1,257	248,190,298	37.14	197,447	7.076	80.35	635	0.00	2.57
Stated Income Full Asset	12	3,165,072	0.47	263,756	7.012	81.15	681	0.00	7.50
Total:	3,740	668,232,051	100.00	178,672	6.953	81.06	618	46.88	1.71

Description of the Total Mortgage Loans

Distribution By Loan Purpose
Loan Purpose	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
Cash Out Refinance	1,462	276,131,806	41.32	188,873	6.944	79.63	608	57.95	0.26
Rate & Term Refinance	1,304	230,041,942	34.43	176,413	6.885	79.72	606	37.01	0.22
Purchase	972	161,436,087	24.16	166,087	7.067	85.43	653	42.06	6.30
Construction to Perm	2	622,216	0.09	311,108	6.355	82.33	643	36.00	0.00
Total:	3,740	668,232,051	100.00	178,672	6.953	81.06	618	46.88	1.71

Distribution By Property Type
Property Type	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
Single Family	2,844	491,161,058	73.50	172,701	6.948	81.05	614	46.76	1.63
Pud Detached	227	48,693,815	7.29	214,510	6.935	82.10	614	46.87	0.71
Two Family	211	43,810,329	6.56	207,632	6.971	80.20	634	42.69	2.57
Condomimium	196	32,352,714	4.84	165,065	6.859	80.55	636	46.53	4.41
Three Family	63	15,271,554	2.29	242,406	6.951	78.17	654	50.02	0.00
Pud	52	12,161,960	1.82	233,884	6.749	83.80	642	58.59	2.79
Pud Attached	66	9,273,165	1.39	140,502	7.161	83.68	608	48.03	1.53
Four Family	23	5,341,402	0.80	232,235	7.416	78.50	637	50.61	0.00
Low Rise Condo	23	4,145,497	0.62	180,239	7.044	82.98	628	52.34	0.00
Deminimus Pud	6	1,562,758	0.23	260,460	7.116	87.61	639	51.44	0.00
Single Family Attached	9	1,291,813	0.19	143,535	8.037	85.42	606	71.45	0.00
High Rise Condo	5	1,256,727	0.19	251,345	6.932	79.71	609	28.50	0.00
Townhouse	6	823,730	0.12	137,288	7.858	74.21	587	29.61	0.00
Two-Four Family	3	313,965	0.05	104,655	7.719	80.37	650	100.00	0.00
Mobile Home Attached	2	247,023	0.04	123,511	7.969	70.08	602	46.73	0.00
Mobile Home Unattached	2	225,337	0.03	112,668	8.033	68.71	560	66.70	0.00
Mid Rise Condo	1	187,219	0.03	187,219	6.990	80.00	655	0.00	0.00
Manufactured Housing	1	111,988	0.02	111,988	7.750	80.00	674	0.00	0.00
Total:	3,740	668,232,051	100.00	178,672	6.953	81.06	618	46.88	1.71

Description of the Total Mortgage Loans

Distribution By Occupancy Status
Occupancy Status	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
Owner Occupied	3,453	621,813,297	93.05	180,079	6.928	81.15	615	47.69	1.83
Investor Occupied	269	43,553,670	6.52	161,910	7.271	79.72	656	37.19	0.00
Second Home	18	2,865,084	0.43	159,171	7.427	81.66	631	17.95	0.00
Total:	3,740	668,232,051	100.00	178,672	6.953	81.06	618	46.88	1.71

Distribution By State
State	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
Southern California	945	220,934,273	33.06	233,793	6.632	78.59	630	40.86	2.38
Northern California	400	89,417,189	13.38	223,543	6.653	80.42	627	41.80	4.49
Florida	307	42,335,680	6.34	137,901	7.253	82.43	596	37.84	0.63
New York	177	39,344,128	5.89	222,283	6.821	77.04	620	50.12	0.00
Illinois	147	25,887,052	3.87	176,102	7.217	85.01	618	49.51	0.10
Texas	165	18,499,046	2.77	112,115	7.449	79.68	595	49.71	0.00
Massachusetts	80	17,009,060	2.55	212,613	7.092	80.34	617	45.32	3.12
Maryland	79	14,774,219	2.21	187,015	7.331	84.17	591	59.02	0.00
Ohio	124	14,239,691	2.13	114,836	7.410	85.40	600	66.48	0.00
New Jersey	57	13,525,482	2.02	237,289	7.291	83.94	615	39.59	0.00
Other	1,259	172,266,231	25.78	136,828	7.273	83.92	609	56.08	0.75
Total:	3,740	668,232,051	100.00	178,672	6.953	81.06	618	46.88	1.71

Description of the Total Mortgage Loans

Distribution By Zip Code
Zip Code	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO
								% Full Doc Loan	% 2nd Lien
93906	14	4,469,783	0.67	319,270	6.280	81.22	641	37.06	2.57
90650	17	3,892,510	0.58	228,971	6.567	78.02	621	55.80	1.72
92336	15	3,245,378	0.49	216,359	6.532	80.57	598	47.19	0.00
90044	14	3,151,204	0.47	225,086	6.974	79.12	640	26.88	0.00
91709	8	2,584,056	0.39	323,007	6.542	76.37	618	27.93	0.00
93033	7	2,239,952	0.34	319,993	6.903	84.17	635	31.45	0.00
90002	13	2,213,394	0.33	170,261	6.953	80.92	633	19.28	1.76
93536	12	2,147,512	0.32	178,959	6.626	82.38	606	14.61	2.05
93905	7	2,016,669	0.30	288,096	6.045	75.41	672	0.00	0.00
93003	5	1,708,509	0.26	341,702	5.735	82.25	698	42.07	4.31
Other	3,628	640,563,083	95.86	176,561	6.971	81.11	617	47.49	1.73
Total:	3,740	668,232,051	100.00	178,672	6.953	81.06	618	46.88	1.71

Distribution By Remaining Months To Maturity
	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO

Remaining Months to Maturity								% Full Doc Loan	% 2nd Lien
180 or less	199	18,158,522	2.72	91,249	7.807	78.65	626	39.04	24.95
181-240	129	11,737,454	1.76	90,988	7.380	79.07	639	56.86	22.88
241-300	7	962,023	0.14	137,432	6.392	72.12	617	91.65	0.00
301-360	3,405	637,374,051	95.38	187,188	6.921	81.18	617	46.85	0.66
Total:	3,740	668,232,051	100.00	178,672	6.953	81.06	618	46.88	1.71

Description of the Total Mortgage Loans

Distribution By Product Type
Product Type	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
15YR BALLOON	65	4,614,384	0.69	70,991	9.958	98.54	664	24.11	92.99
15YR FXD	134	13,544,139	2.03	101,076	7.075	71.88	613	44.13	1.78
20YR FXD	129	11,737,454	1.76	90,988	7.380	79.07	639	56.86	22.88
2/6 MONTH LIBOR	1,725	317,827,885	47.56	184,248	7.072	82.19	600	40.92	0.01
2/6 MONTH LIBOR 24 Mo IO	131	37,905,115	5.67	289,352	6.367	82.75	645	27.55	0.00
2/6 MONTH LIBOR 60 Mo IO	29	8,642,400	1.29	298,014	6.156	81.61	658	71.72	0.00
30YR FXD	1,093	180,215,125	26.97	164,881	6.878	78.75	636	55.00	2.30
30YR FXD 60 Mo IO	22	6,526,158	0.98	296,644	6.251	74.17	674	73.31	0.00
3/6 MONTH LIBOR	319	59,795,843	8.95	187,448	7.229	83.60	605	58.11	0.00
3/6 MONTH LIBOR 36 Mo IO	41	11,734,116	1.76	286,198	5.944	80.41	643	43.64	0.00
3/6 MONTH LIBOR 60 Mo IO	14	3,833,193	0.57	273,799	5.971	82.68	680	62.52	0.00
5/6 MONTH LIBOR	14	4,015,150	0.60	286,796	5.967	75.85	635	65.06	0.00
5/6 MONTH LIBOR 60 Mo IO	24	7,841,088	1.17	326,712	5.875	77.49	680	51.58	0.00
Total:	3,740	668,232,051	100.00	178,672	6.953	81.06	618	46.88	1.71

Description of the Total Mortgage Loans

Distribution By Prepayment Penalty
Preypay Penalty (months)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon(%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
0	650	113,069,815	16.92	173,954	7.284	82.28	612	41.31	0.38
6	3	347,359	0.05	115,786	7.060	93.22	615	100.00	0.00
12	203	43,951,274	6.58	216,509	6.888	78.85	622	51.95	0.89
24	1,465	268,373,908	40.16	183,190	6.943	82.05	609	40.08	2.54
30	5	1,017,519	0.15	203,504	6.282	80.08	604	87.39	0.00
36	1,088	201,071,401	30.09	184,808	6.748	79.33	635	53.71	1.87
42	1	151,521	0.02	151,521	8.375	66.09	598	0.00	0.00
48	8	1,126,678	0.17	140,835	7.439	84.76	626	87.72	0.00
60	317	39,122,576	5.85	123,415	7.183	82.03	603	66.30	0.00
Total:	3,740	668,232,051	100.00	178,672	6.953	81.06	618	46.88	1.71

Distribution By Mortgage Insurance Type
Mortgage Insurance Type	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
Covered by MI	2,313	453,834,799	67.92	196,210	6.751	82.43	621	50.34	0.00
Not covered by MI	1,427	214,397,252	32.08	150,243	7.379	78.18	612	39.55	5.31
Total:	3,740	668,232,051	100.00	178,672	6.953	81.06	618	46.88	1.71

Distribution By Interest Calculation Type
Interest Calculation type	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
Interest In Arrears	3,479	591,749,981	88.55	170,092	7.050	81.07	613	47.36	1.93
Interest Only	261	76,482,070	11.45	293,035	6.198	80.99	654	43.13	0.00
Total:	3,740	668,232,051	100.00	178,672	6.953	81.06	618	46.88	1.71

Description of the Total Mortgage Loans

Distribution By Next Adjustment Date
Next Adjustment Date	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
October 1, 2005	5	728,087	0.16	145,617	8.382	80.90	584	9.50	0.00
November 1, 2005	29	3,895,329	0.86	134,322	7.539	82.56	595	51.24	0.00
December 1, 2005	4	627,968	0.14	156,992	7.458	92.79	604	100.00	0.00
January 1, 2006	34	5,754,393	1.27	169,247	7.703	83.32	587	45.40	0.00
February 1, 2006	23	4,351,580	0.96	189,199	7.710	82.77	601	66.34	0.00
March 1, 2006	84	15,845,695	3.51	188,639	7.337	81.38	599	47.20	0.18
April 1, 2006	587	118,338,676	26.20	201,599	6.999	82.77	600	50.19	0.00
May 1, 2006	931	161,628,144	35.79	173,607	7.022	82.51	603	33.58	0.00
June 1, 2006	43	13,758,315	3.05	319,961	6.265	81.32	644	16.64	0.00
July 1, 2006	114	31,399,265	6.95	275,432	6.449	80.59	631	33.95	0.00
August 1, 2006	28	7,467,450	1.65	266,695	6.959	76.62	615	56.11	0.00
September 1, 2006	3	580,500	0.13	193,500	7.274	76.79	598	34.45	0.00
October 1, 2006	1	491,094	0.11	491,094	6.500	82.64	729	100.00	0.00
November 1, 2006	3	930,323	0.21	310,108	7.738	97.40	642	100.00	0.00
December 1, 2006	4	664,535	0.15	166,134	7.529	84.40	621	45.00	0.00
January 1, 2007	15	2,898,834	0.64	193,256	7.597	84.58	641	31.45	0.00
February 1, 2007	10	1,326,752	0.29	132,675	7.667	90.07	625	63.84	0.00
March 1, 2007	40	6,362,643	1.41	159,066	7.551	85.05	610	52.89	0.00
April 1, 2007	194	37,433,931	8.29	192,958	7.205	83.58	601	65.91	0.00
May 1, 2007	44	7,022,812	1.56	159,609	7.032	82.53	623	35.13	0.00
June 1, 2007	15	4,241,484	0.94	282,766	5.789	80.82	640	34.67	0.00
July 1, 2007	46	13,365,747	2.96	290,560	6.083	79.51	628	48.93	0.00
August 1, 2007	2	625,000	0.14	312,500	6.879	84.16	678	43.04	0.00
June 1, 2009	9	3,015,731	0.67	335,081	5.773	81.86	652	44.68	0.00
July 1, 2009	29	8,840,507	1.96	304,845	5.952	75.26	669	60.06	0.00
Total:	2,297	451,594,791	100.00	196,602	6.947	82.24	609	43.31	0.01

Description of the Total Mortgage Loans

Distribution By Margin
Margin (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
4.000 or less	13	3,379,001	0.75	259,923	5.576	83.36	653	62.25	0.00
4.001 - 4.500	19	4,944,178	1.09	260,220	5.891	82.99	632	75.76	0.00
4.501 - 5.000	231	57,654,853	12.77	249,588	6.305	82.66	637	53.91	0.05
5.001 - 5.500	930	178,111,809	39.44	191,518	6.722	82.77	611	43.87	0.00
5.501 - 6.000	585	113,712,142	25.18	194,380	7.127	82.71	614	22.84	0.00
6.001 - 6.500	228	43,570,376	9.65	191,098	7.531	79.85	580	47.95	0.00
6.501 - 7.000	170	31,256,283	6.92	183,860	7.661	77.95	574	58.64	0.00
7.001 - 7.500	68	11,585,901	2.57	170,381	7.563	86.91	589	79.23	0.00
7.501 - 8.000	32	4,788,136	1.06	149,629	8.332	85.24	578	90.51	0.00
8.001 - 8.500	14	1,612,092	0.36	115,149	8.633	83.57	562	72.62	0.00
8.501 - 9.000	3	353,006	0.08	117,669	9.572	67.44	537	66.10	0.00
9.001 - 9.500	2	417,820	0.09	208,910	8.377	62.15	565	49.88	0.00
9.501 - 10.000	2	209,194	0.05	104,597	10.990	83.19	516	100.00	0.00
Total:	2,297	451,594,791	100.00	196,602	6.947	82.24	609	43.31	0.01

Distribution By Life Minimum Rate
Life Minimum Rate (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
4.501 - 5.000	19	5,670,295	1.26	298,437	4.931	78.29	676	44.63	0.00
5.001 - 5.500	79	21,761,599	4.82	275,463	5.351	80.49	653	56.72	0.00
5.501 - 6.000	198	49,238,203	10.90	248,678	5.840	81.13	640	48.58	0.00
6.001 - 6.500	364	80,684,900	17.87	221,662	6.309	81.21	636	43.44	0.00
6.501 - 7.000	508	106,303,905	23.54	209,260	6.809	83.61	615	40.51	0.00
7.001 - 7.500	388	70,528,176	15.62	181,774	7.291	84.01	596	42.74	0.04
7.501 - 8.000	374	66,870,343	14.81	178,798	7.801	82.25	573	44.30	0.00
8.001 - 8.500	182	26,298,905	5.82	144,499	8.280	82.60	572	33.70	0.00
8.501 - 9.000	128	17,411,552	3.86	136,028	8.807	79.37	564	37.47	0.00
9.001 - 9.500	33	4,285,490	0.95	129,863	9.292	82.64	548	48.89	0.00
9.501 - 10.000	16	1,748,485	0.39	109,280	9.829	68.53	530	44.07	0.00
10.001 - 10.500	2	346,850	0.08	173,425	10.157	60.02	523	100.00	0.00
10.501 - 11.000	6	446,088	0.10	74,348	10.881	72.28	532	74.18	0.00
Total:	2,297	451,594,791	100.00	196,602	6.947	82.24	609	43.31	0.01

Description of the Total Mortgage Loans

Distribution By Life Maximum Rate
Life Maximum Rate (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
10.501 - 11.000	4	1,434,900	0.32	358,725	5.000	76.62	674	28.99	0.00
11.001 - 11.500	30	9,894,700	2.19	329,823	5.340	78.38	675	55.15	0.00
11.501 - 12.000	83	24,667,564	5.46	297,200	5.662	80.17	658	39.49	0.00
12.001 - 12.500	145	38,637,012	8.56	266,462	5.987	81.35	643	46.44	0.00
12.501 - 13.000	227	51,669,837	11.44	227,620	6.271	82.65	626	51.70	0.00
13.001 - 13.500	329	66,571,882	14.74	202,346	6.503	81.98	625	45.87	0.00
13.501 - 14.000	432	87,532,092	19.38	202,621	6.860	82.90	610	40.79	0.00
14.001 - 14.500	332	59,119,807	13.09	178,072	7.315	83.78	593	40.22	0.05
14.501 - 15.000	355	62,785,604	13.90	176,861	7.814	82.95	574	42.31	0.00
15.001 - 15.500	178	25,447,839	5.64	142,965	8.284	82.69	573	34.13	0.00
15.501 - 16.000	125	17,006,640	3.77	136,053	8.803	79.59	564	38.36	0.00
16.001 - 16.500	34	4,496,740	1.00	132,257	9.334	81.81	546	51.29	0.00
16.501 - 17.000	16	1,748,485	0.39	109,280	9.829	68.53	530	44.07	0.00
17.001 - 17.500	1	135,600	0.03	135,600	10.090	52.27	539	100.00	0.00
17.501 - 18.000	6	446,088	0.10	74,348	10.881	72.28	532	74.18	0.00
Total:	2,297	451,594,791	100.00	196,602	6.947	82.24	609	43.31	0.01

Description of the Total Mortgage Loans

Distribution By Initial Cap
Initial Cap (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
1.000	12	2,355,712	0.52	196,309	7.018	82.45	622	45.37	0.00
1.500	1,911	351,585,132	77.85	183,980	7.100	82.54	602	42.85	0.01
3.000	336	85,797,710	19.00	255,350	6.461	81.72	630	43.40	0.00
5.000	38	11,856,238	2.63	312,006	5.906	76.94	665	56.15	0.00
Total:	2,297	451,594,791	100.00	196,602	6.947	82.24	609	43.31	0.01

Distribution By Periodic Cap
Periodic Cap (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% 2nd Lien
1.000	386	100,009,660	22.15	259,092	6.409	81.17	634	44.96	0.00
1.500	1,911	351,585,132	77.85	183,980	7.100	82.54	602	42.85	0.01
Total:	2,297	451,594,791	100.00	196,602	6.947	82.24	609	43.31	0.01

Sensitivity Analysis
To Optional Termination

Class A-1 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	5.28	3.59	2.64	2.02	1.55
Principal Window	1 - 176	1 - 122	1 - 90	1 - 71	1 - 57

Class A-2 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	1.99	1.34	1.00	0.79	0.65
Principal Window	1 - 52	1 - 35	1 - 26	1 - 20	1 - 17

Class A-3 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	6.20	4.17	3.00	2.21	1.78
Principal Window	52 - 104	35 - 70	26 - 52	20 - 34	17 - 27

Class A-4 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	12.48	8.58	6.34	4.88	3.55
Principal Window	104 - 176	70 - 122	52 - 90	34 - 71	27 - 57

Class M-1 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	9.74	6.65	5.04	4.35	4.19
Principal Window	57 - 176	38 - 122	39 - 90	42 - 71	45 - 57

Class M-2 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	9.74	6.65	5.03	4.26	3.95
Principal Window	57 - 176	38 - 122	39 - 90	41 - 71	43 - 57

Class M-3 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	9.74	6.65	5.01	4.23	3.88
Principal Window	57 - 176	38 - 122	38 - 90	40 - 71	42 - 57

Class M-4 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	9.74	6.65	5.01	4.21	3.83
Principal Window	57 - 176	38 - 122	38 - 90	40 - 71	41 - 57

Class M-5 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	9.74	6.65	5.01	4.18	3.78
Principal Window	57 - 176	38 - 122	38 - 90	39 - 71	41 - 57

Sensitivity Analysis
To Optional Termination

Class M-6 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	9.74	6.65	5.01	4.18	3.74
Principal Window	57 - 176	38 - 122	38 - 90	39 - 71	40 - 57

Class M-7 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	9.74	6.65	5.00	4.15	3.71
Principal Window	57 - 176	38 - 122	37 - 90	38 - 71	39 - 57

Class M-8 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	9.74	6.65	4.99	4.14	3.68
Principal Window	57 - 176	38 - 122	37 - 90	38 - 71	39 - 57

Class M-9 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	9.74	6.65	4.99	4.14	3.64
Principal Window	57 - 176	38 - 122	37 - 90	37 - 71	38 - 57

Class M-10 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	9.43	6.42	4.83	3.97	3.52
Principal Window	57 - 173	38 - 120	37 - 89	37 - 69	37 - 56

Class M-11 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	8.60	5.82	4.39	3.62	3.21
Principal Window	57 - 145	38 - 99	37 - 73	37 - 57	37 - 46

Sensitivity Analysis
To Maturity

Class A-1 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	5.65	3.90	2.89	2.21	1.71
Principal Window	1 - 323	1 - 259	1 - 201	1 - 160	1 - 130

Class A-2 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	1.99	1.34	1.00	0.79	0.65
Principal Window	1 - 52	1 - 35	1 - 26	1 - 20	1 - 17

Class A-3 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	6.20	4.17	3.00	2.21	1.78
Principal Window	52 - 104	35 - 70	26 - 52	20 - 34	17 - 27

Class A-4 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	14.13	9.93	7.42	5.71	4.24
Principal Window	104 - 323	70 - 259	52 - 201	34 - 160	27 - 130

Class M-1 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	10.55	7.29	5.56	4.75	4.52
Principal Window	57 - 279	38 - 207	39 - 157	42 - 124	45 - 100

Class M-2 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	10.50	7.24	5.50	4.62	4.25
Principal Window	57 - 261	38 - 190	39 - 144	41 - 113	43 - 91

Class M-3 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	10.46	7.21	5.46	4.57	4.16
Principal Window	57 - 253	38 - 182	38 - 138	40 - 108	42 - 88

Class M-4 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	10.42	7.18	5.43	4.54	4.09
Principal Window	57 - 246	38 - 177	38 - 133	40 - 105	41 - 85

Class M-5 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	10.37	7.14	5.40	4.48	4.03
Principal Window	57 - 238	38 - 171	38 - 129	39 - 101	41 - 81

Sensitivity Analysis
To Maturity

Class M-6 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	10.31	7.09	5.36	4.44	3.96
Principal Window	57 - 230	38 - 164	38 - 123	39 - 97	40 - 78

Class M-7 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	10.22	7.02	5.29	4.38	3.89
Principal Window	57 - 220	38 - 156	37 - 117	38 - 92	39 - 74

Class M-8 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	10.10	6.92	5.21	4.31	3.82
Principal Window	57 - 209	38 - 147	37 - 110	38 - 86	39 - 69

Class M-9 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	9.87	6.75	5.08	4.20	3.70
Principal Window	57 - 196	38 - 137	37 - 102	37 - 80	38 - 65

Class M-10 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	9.43	6.42	4.83	3.97	3.52
Principal Window	57 - 173	38 - 120	37 - 89	37 - 69	37 - 56

Class M-11 Certificates
Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	8.60	5.82	4.39	3.62	3.21
Principal Window	57 - 145	38 - 99	37 - 73	37 - 57	37 - 46

Net WAC Cap (%) for Class A Certificates
Period	NWC(1)	NWC(2)	Period	NWC(1)	NWC(2)	Period	NWC(1)	NWC(2)

1	6.51	9.25	31	5.82	9.25	61	6.09	9.79
2	5.46	9.25	32	6.06	9.34	62	5.90	9.47
3	5.64	9.25	33	5.87	9.55	63	6.09	9.78
4	5.46	9.25	34	6.07	9.78	64	5.89	9.46
5	5.46	9.25	35	5.89	9.62	65	5.89	9.47
6	6.04	9.25	36	5.89	9.61	66	6.52	10.48
7	5.46	9.25	37	6.09	9.80	67	5.89	9.46
8	5.64	9.25	38	5.89	9.87	68	6.09	9.77
9	5.46	9.25	39	6.09	10.43	69	5.89	9.45
10	5.64	9.25	40	5.89	10.29	70	6.09	9.76
11	5.46	9.25	41	5.89	11.20	71	5.89	9.44
12	5.46	9.25	42	6.29	10.70	72	5.89	9.43
13	5.64	9.25	43	5.89	10.29	73	6.08	9.74
14	5.46	9.25	44	6.08	9.30	74	5.89	9.42
15	5.64	9.25	45	5.89	9.23	75	6.08	9.73
16	5.46	9.25	46	6.08	9.55	76	5.88	9.41
17	5.46	9.25	47	5.88	9.25	77	5.88	9.41
18	6.04	9.25	48	5.88	9.25	78	6.51	10.41
19	5.46	9.25	49	6.08	9.59	79	5.88	9.40
20	5.72	9.25	50	5.88	9.35	80	6.08	9.71
21	5.73	9.25	51	6.08	9.66	81	5.88	9.39
22	5.99	9.25	52	5.88	9.35	82	6.08	9.70
23	5.80	9.25	53	5.88	9.36	83	5.88	9.38
24	5.80	9.25	54	6.51	10.36	84	5.88	9.37
25	6.00	9.25	55	5.88	9.37	85	6.07	9.68
26	5.80	9.25	56	6.07	9.72	86	5.88	9.36
27	5.99	9.25	57	5.88	9.41	87	6.07	9.67
28	5.80	9.25	58	6.07	9.72	88	5.88	9.36
29	5.80	9.25	59	5.90	9.48	89	5.88	9.35
30	6.42	9.25	60	5.90	9.48	90	6.28	9.99

(1) Assumes 1mLIBOR and 6mLIBOR remain constant at 1.82% and 2.06%, respectively, and the cashflows are run to Optional Termination at the pricing speed.
(2) Assumes 1mLIBOR and 6mLIBOR increase instantaneously to a level beyond the maximum allowable under the Mortgage Loans and the cashflows are run to Optional Termination at the pricing speed, and all payments from the respective Interest Rate Corridor are collected when due.

Net WAC Cap (%) for Class M Certificates
Period	NWC(1)	NWC(2)	Period	NWC(1)	NWC(2)	Period	NWC(1)	NWC(2)

1	6.51	8.50	31	5.82	9.34	61	6.09	9.79
2	5.46	8.50	32	6.06	9.73	62	5.90	9.47
3	5.64	8.50	33	5.87	9.96	63	6.09	9.78
4	5.46	8.50	34	6.07	10.06	64	5.89	9.46
5	5.46	8.50	35	5.89	9.96	65	5.89	9.47
6	6.04	8.50	36	5.89	9.88	66	6.52	10.48
7	5.46	8.50	37	6.09	9.92	67	5.89	9.46
8	5.64	8.50	38	5.89	10.14	68	6.09	9.77
9	5.46	8.50	39	6.09	8.95	69	5.89	9.45
10	5.64	8.50	40	5.89	8.72	70	6.09	9.76
11	5.46	8.50	41	5.89	8.74	71	5.89	9.44
12	5.46	8.50	42	6.29	9.33	72	5.89	9.43
13	5.64	8.50	43	5.89	8.77	73	6.08	9.74
14	5.46	8.50	44	6.08	9.30	74	5.89	9.42
15	5.64	8.50	45	5.89	9.23	75	6.08	9.73
16	5.46	8.50	46	6.08	9.55	76	5.88	9.41
17	5.46	8.50	47	5.88	9.25	77	5.88	9.41
18	6.04	8.50	48	5.88	9.25	78	6.51	10.41
19	5.46	8.50	49	6.08	9.59	79	5.88	9.40
20	5.72	8.50	50	5.88	9.35	80	6.08	9.71
21	5.73	8.50	51	6.08	9.66	81	5.88	9.39
22	5.99	8.50	52	5.88	9.35	82	6.08	9.70
23	5.80	8.50	53	5.88	9.36	83	5.88	9.38
24	5.80	8.50	54	6.51	10.36	84	5.88	9.37
25	6.00	8.50	55	5.88	9.37	85	6.07	9.68
26	5.80	8.50	56	6.07	9.72	86	5.88	9.36
27	5.99	9.66	57	5.88	9.41	87	6.07	9.67
28	5.80	9.60	58	6.07	9.72	88	5.88	9.36
29	5.80	9.56	59	5.90	9.48	89	5.88	9.35
30	6.42	9.75	60	5.90	9.48	90	6.28	9.99

(1) Assumes 1mLIBOR and 6mLIBOR remain constant at 1.82% and 2.06%, respectively, and the cashflows are run to Optional Termination at the pricing speed.
(2) Assumes 1mLIBOR and 6mLIBOR increase instantaneously to a level beyond the maximum allowable under the Mortgage Loans and the cashflows are run to Optional Termination at the pricing speed, and all payments from the respective Interest Rate Corridor are collected when due.

Excess Spread

Period	% At Static LIBOR (1)(3)	% At Fwd LIBOR (2) (3)	1m LIBOR (%)	6m LIBOR (%)	Period	% At Static LIBOR (1) (3)	% At Fwd LIBOR (2) (3)	1m LIBOR (%)	6m LIBOR (%)
1	3.64	3.50	1.99	2.17	47	3.46	2.08	4.47	4.68
2	3.25	3.08	2.08	2.25	48	3.46	2.33	4.56	4.67
3	3.33	3.07	2.14	2.32	49	3.54	2.41	4.70	4.76
4	3.24	2.92	2.14	2.39	50	3.45	2.12	4.65	4.78
5	3.24	2.91	2.14	2.48	51	3.53	2.39	4.71	4.83
6	3.46	3.17	2.47	2.58	52	3.44	2.15	4.74	4.85
7	3.22	2.56	2.48	2.63	53	3.44	2.12	4.40	4.88
8	3.30	2.65	2.46	2.72	54	3.70	2.97	5.04	4.99
9	3.21	2.55	2.58	2.84	55	3.44	1.82	4.87	4.95
10	3.28	2.53	2.65	2.94	56	3.53	2.22	4.95	4.99
11	3.20	2.36	2.73	3.05	57	3.44	2.02	4.78	5.01
12	3.19	2.26	2.82	3.13	58	3.53	2.38	4.94	5.07
13	3.26	2.28	3.02	3.28	59	3.47	2.11	5.04	5.10
14	3.18	1.96	3.16	3.39	60	3.47	2.01	4.83	5.06
15	3.25	1.92	3.15	3.48	61	3.56	2.41	5.10	5.17
16	3.16	1.81	3.34	3.59	62	3.48	2.01	5.05	5.20
17	3.15	1.60	3.19	3.67	63	3.56	2.31	5.12	5.24
18	3.38	2.13	3.72	3.78	64	3.48	2.06	5.15	5.24
19	3.14	1.22	3.67	3.79	65	3.49	2.04	4.79	5.26
20	3.28	1.70	3.68	3.86	66	3.74	2.95	5.46	5.36
21	3.40	1.97	3.78	3.88	67	3.49	1.74	5.27	5.29
22	3.54	2.17	3.82	3.91	68	3.58	2.16	5.33	5.31
23	3.46	1.99	3.82	3.95	69	3.50	1.94	5.13	5.30
24	3.45	1.98	3.82	3.91	70	3.58	2.34	5.27	5.33
25	3.52	2.13	4.04	3.98	71	3.50	2.01	5.34	5.34
26	3.42	1.87	3.80	3.99	72	3.51	1.94	5.09	5.27
27	3.50	2.53	3.95	4.04	73	3.59	2.38	5.34	5.37
28	3.40	2.24	4.08	4.07	74	3.52	1.96	5.27	5.38
29	3.40	2.11	3.59	4.08	75	3.60	2.26	5.32	5.42
30	3.64	3.01	4.24	4.18	76	3.52	2.02	5.34	5.42
31	3.40	1.97	4.09	4.17	77	3.53	2.01	4.94	5.44
32	3.52	2.39	4.06	4.24	78	3.78	2.96	5.65	5.54
33	3.43	2.34	4.13	4.26	79	3.54	1.72	5.43	5.48
34	3.51	2.44	4.17	4.30	80	3.62	2.16	5.50	5.51
35	3.43	2.27	4.18	4.36	81	3.55	1.93	5.29	5.50
36	3.42	2.24	4.19	4.39	82	3.63	2.34	5.45	5.55
37	3.50	2.43	4.45	4.42	83	3.56	2.00	5.55	5.57
38	3.45	2.15	4.20	4.46	84	3.56	1.91	5.29	5.57
39	3.55	2.65	4.39	4.49	85	3.65	2.37	5.57	5.61
40	3.47	2.32	4.54	4.53	86	3.57	1.93	5.50	5.63
41	3.47	2.18	4.31	4.56	87	3.66	2.24	5.56	5.64
42	3.64	2.74	4.42	4.58	88	3.58	1.99	5.58	5.65
43	3.47	2.30	4.68	4.61	89	3.59	1.99	5.55	5.66
44	3.55	2.26	4.40	4.61	90	3.75	2.43	5.51	5.67
45	3.46	2.40	4.58	4.66	91	N/A	2.07	5.67	5.68
46	3.54	2.40	4.72	4.68

(1) Assumes 1mLIBOR and 6mLIBOR stay at 1.82% and 2.06% respectively, and the cashflows are run to the Optional Termination at the pricing speed.
(2) Assumes 1mLIBOR and 6mLIBOR follow the forward LIBOR Curve respectively, and the cashflows are run to the Optional Termination at the pricing speed.
(3) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing fee, the trustee fee, the credit risk manager fee and the mortgage insurance fee), less the aggregate interest on the Certificates. divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning period (annualized).

Class A Interest Rate Corridor Notional Schedule

Period	Accrual Start	Accrual End	Cap Notional Schedule ($)	Low Strike (%)	High Strike (%)
1	09/29/2004	10/25/2004	569,667,000	6.11	8.85
2	10/25/2004	11/25/2004	555,204,000	5.06	8.85
3	11/25/2004	12/25/2004	540,731,000	5.24	8.85
4	12/25/2004	01/25/2005	526,251,000	5.06	8.85
5	01/25/2005	02/25/2005	511,764,000	5.06	8.85
6	02/25/2005	03/25/2005	497,272,000	5.64	8.85
7	03/25/2005	04/25/2005	482,779,000	5.06	8.85
8	04/25/2005	05/25/2005	468,311,000	5.24	8.85
9	05/25/2005	06/25/2005	454,025,000	5.06	8.85
10	06/25/2005	07/25/2005	440,084,000	5.24	8.85
11	07/25/2005	08/25/2005	426,482,000	5.06	8.85
12	08/25/2005	09/25/2005	413,222,000	5.06	8.85
13	09/25/2005	10/25/2005	400,295,000	5.24	8.85
14	10/25/2005	11/25/2005	387,694,000	5.06	8.85
15	11/25/2005	12/25/2005	375,410,000	5.24	8.85
16	12/25/2005	01/25/2006	363,436,000	5.06	8.85
17	01/25/2006	02/25/2006	351,763,000	5.06	8.85
18	02/25/2006	03/25/2006	340,383,000	5.64	8.85
19	03/25/2006	04/25/2006	329,290,000	5.07	8.85
20	04/25/2006	05/25/2006	318,478,000	5.55	8.85
21	05/25/2006	06/25/2006	307,955,000	5.78	8.85
22	06/25/2006	07/25/2006	297,723,000	6.14	8.85
23	07/25/2006	08/25/2006	287,736,000	5.95	8.85
24	08/25/2006	09/25/2006	277,998,000	5.95	8.85
25	09/25/2006	10/25/2006	268,504,000	6.17	8.85
26	10/25/2006	11/25/2006	259,249,000	6.21	8.85
27	11/25/2006	12/25/2006	250,237,000	6.81	8.85
28	12/25/2006	01/25/2007	241,467,000	6.64	8.85
29	01/25/2007	02/25/2007	232,919,000	6.64	8.85
30	02/25/2007	03/25/2007	224,584,000	7.40	8.85
31	03/25/2007	04/25/2007	216,459,000	6.69	8.85
32	04/25/2007	05/25/2007	101,210,000	5.44	8.85
33	05/25/2007	06/25/2007	97,604,000	5.27	8.85
34	06/25/2007	07/25/2007	94,083,000	5.49	8.85
35	07/25/2007	08/25/2007	90,644,000	5.38	8.85
36	08/25/2007	09/25/2007	87,282,000	5.38	8.85
37	09/25/2007	10/25/2007	83,998,000	5.65	8.85
38	10/25/2007	11/25/2007	83,998,000	5.61	8.85
39	11/25/2007	12/25/2007	83,998,000	5.82	8.85
40	12/25/2007	01/25/2008	83,998,000	5.63	8.85
41	01/25/2008	02/25/2008	83,998,000	3.81	8.85
42	02/25/2008	03/25/2008	64,987,000	5.32	8.85
43	03/25/2008	04/25/2008	63,488,000	4.95	8.85
44	04/25/2008	05/25/2008	0	N/A	N/A

Class M Interest Rate Cap Corridor Notional Schedule

Period	Accrual Start	Accrual End	Cap Notional Schedule ($)	Low Strike (%)	High Strike (%)
1	09/29/2004	10/25/2004	91,877,000	5.01	7.00
2	10/25/2004	11/25/2004	91,877,000	3.96	7.00
3	11/25/2004	12/25/2004	91,877,000	4.14	7.00
4	12/25/2004	01/25/2005	91,877,000	3.96	7.00
5	01/25/2005	02/25/2005	91,877,000	3.96	7.00
6	02/25/2005	03/25/2005	91,877,000	4.54	7.00
7	03/25/2005	04/25/2005	91,877,000	3.96	7.00
8	04/25/2005	05/25/2005	91,877,000	4.14	7.00
9	05/25/2005	06/25/2005	91,877,000	3.96	7.00
10	06/25/2005	07/25/2005	91,877,000	4.14	7.00
11	07/25/2005	08/25/2005	91,877,000	3.96	7.00
12	08/25/2005	09/25/2005	91,877,000	3.96	7.00
13	09/25/2005	10/25/2005	91,877,000	4.14	7.00
14	10/25/2005	11/25/2005	91,877,000	3.96	7.00
15	11/25/2005	12/25/2005	91,877,000	4.14	7.00
16	12/25/2005	01/25/2006	91,877,000	3.96	7.00
17	01/25/2006	02/25/2006	91,877,000	3.96	7.00
18	02/25/2006	03/25/2006	91,877,000	4.54	7.00
19	03/25/2006	04/25/2006	91,877,000	3.97	7.00
20	04/25/2006	05/25/2006	91,877,000	4.45	7.00
21	05/25/2006	06/25/2006	91,877,000	4.68	7.00
22	06/25/2006	07/25/2006	91,877,000	5.04	7.00
23	07/25/2006	08/25/2006	91,877,000	4.85	7.00
24	08/25/2006	09/25/2006	91,877,000	4.85	7.00
25	09/25/2006	10/25/2006	91,877,000	5.07	7.00
26	10/25/2006	11/25/2006	91,877,000	5.11	7.00
27	11/25/2006	12/25/2006	75,383,000	4.02	7.00
28	12/25/2006	01/25/2007	74,312,000	3.84	7.00
29	01/25/2007	02/25/2007	73,270,000	3.84	7.00
30	02/25/2007	03/25/2007	72,258,000	4.51	7.00
31	03/25/2007	04/25/2007	71,275,000	4.11	7.00
32	04/25/2007	05/25/2007	70,322,000	4.32	7.00
33	05/25/2007	06/25/2007	69,399,000	4.15	7.00
34	06/25/2007	07/25/2007	68,501,000	4.43	7.00
35	07/25/2007	08/25/2007	67,629,000	4.23	7.00
36	08/25/2007	09/25/2007	66,779,000	4.31	7.00
37	09/25/2007	10/25/2007	65,953,000	4.65	7.00
38	10/25/2007	11/25/2007	63,352,000	4.47	7.00
39	11/25/2007	12/25/2007	0	N/A	N/A

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Asset Backed Finance
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Jay Lown	212-713-3670
Obi Nwokorie	212-713-3270
Glenn McIntyre	212-713-3180
Martin Priest	212-713-3153
Anthony Beshara	212-713-2804
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Elizabeth Szondy	212-713-6263

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Joe Ruttle	212-713-2252

Rating Agency Contacts

Michael Parris (S&P)	212-438-1566
Greg Gemson (Moody’s)	212-553-2974
Mark Zelmanovich (Fitch)	212-908-0269